Virtus Dynamic AlphaSector Fund,

a Series of Virtus Opportunities Trust

Supplement dated April 5, 2012 to the AlphaSector Funds Statutory Prospectus

and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

For the Virtus Dynamic AlphaSector Fund, the subadvisory fee description in the table on page 34 of the AlphaSector Funds statutory prospectus and on page 123 of the Virtus Opportunities Trust statutory prospectus is hereby corrected and replaced with the following:

Virtus Dynamic AlphaSector Fund

Euclid: 20% of the net investment management fee, as adjusted upward or downward by applying 26% of the performance adjustment

F-Squared: 53.3% of the net investment management fee, as adjusted upward or downward by applying 74% of the performance adjustment

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8433&8020/DynamicAlphaSectorSAFees (4/12)